John Hancock
Core Equity
Fund

SEMI
ANNUAL
REPORT

6.30.02

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The first half of 2002 has been an extremely difficult period for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first six months of 2002, the broad Standard & Poor's 500 Index is down 13%, the Dow Jones Industrial Average is off 7% and the technology-laden Nasdaq Composite Index has fallen 25%. Investors in equity mutual funds have been unable to escape the market's descent, as 89% of all U.S. diversified equity funds have produced negative results in the first six months of 2002, according to Lipper, Inc., and the average equity fund has lost 11.67%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia-
tion plus income)
by investing in
a diversified
portfolio of
primarily large-
capitalization
stocks. The portfo-
lio's risk profile is
similar to that of
the Standard &
Poor's 500 Index.

Over the last six months

* Hopes for a prompt recovery gave way to extreme pessimism triggered by earnings disappointments and corporate accounting improprieties.

* Corporate capital spending remained lackluster, while consumers continued to spend freely.

* While unable to generate positive results, the Fund once again held up better than its benchmark.


[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2002." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -11.20% total return for Class A. The second bar represents the -11.55% total return for Class B. The third bar represents the -11.52% total return for Class
C. The fourth bar represents the -9.45%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through June 30, 2002."]


Top 10 holdings

 3.3%   Pfizer
 3.1%   Exxon Mobil
 2.6%   Citigroup
 2.6%   Microsoft
 2.1%   Tenet Healthcare
 2.0%   Bank of America
 2.0%   Wal-Mart Stores
 2.0%   Wells Fargo
 2.0%   American International Group
 1.8%   Lowe's

As a percentage of net assets on June 30, 2002.



MANAGERS'
REPORT

BY PAUL McMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Equity Fund

On June 7, 2002, John Hancock Core Growth Fund and John Hancock Core Value Fund merged into John Hancock Core Equity Fund.

The first half of 2002 brought deflated expectations for a rapid recovery in the economy and stock prices. Although the economy grew at a robust 6.1% annual rate in the first quarter and consumers continued to spend freely, corporate capital spending remained in the doldrums. During the period, expectations for second quarter GDP growth were also scaled back.

"Concerns about
 corporate accounting
 practices also
 weighed on the
 market."

Concerns about corporate accounting practices also weighed on the market. In March, Arthur Andersen, formerly the auditing firm for bankrupt energy trader Enron, was indicted on obstruction of justice charges related to the alleged shredding of sensitive Enron documents. In June, long-distance provider WorldCom revealed that it had understated expenses to the tune of $3.8 billion. Numerous lesser accounting irregularities also surfaced during the period, the cumulative effect of which was to create a crisis of confidence in corporate governance and a mistrust of complicated corporate structures.

In a change of pace from 2001, the Federal Reserve Board had little influence on the market. The central bank held short-term interest rates steady while shifting in March from a bias favoring lower rates to a neutral stance. Although there was initial concern that the shift could signal an intent to raise interest rates as early as the Fed's May meeting, persistently weak corporate earnings and muted economic data supported the view that any rate hikes would be postponed until late this year or even 2003.

Middle East tensions and periodic concerns about the possibility of another terrorist strike were other factors worrying the market.

[Photo of Paul McManus.]

PERFORMANCE REVIEW

While John Hancock Core Equity Fund's double-digit negative return was disappointing on an absolute basis, we fared better than the Standard & Poor's 500 Index and our Lipper peer group. For the six months ending June 30, 2002, the Fund's Class A, Class B and Class C shares returned -11.20%, -11.55% and -11.52%, respectively, at net asset value. In contrast, the S&P 500 Index posted a return of -13.15%, including reinvested dividends, while the average large-cap core fund returned -13.66%, according to Lipper, Inc.1 Class I shares, which were launched on March 1, 2002, returned -9.45% from inception through June 30, 2002. Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"Three of the holdings
 that contributed most
 to performance were
 in the health-care
 services segment..."

Disciplined stock selection, emphasizing undervalued stocks of companies with improving fundamentals, was once again the primary factor that enabled us to outperform the benchmark. In health care, we underweighted large-cap pharmaceutical stocks and focused instead on the health-care services segment. Our research showed that many large drug companies had patents on important drugs expiring soon, which would cloud the earnings outlooks for those firms. We found much greater earnings reliability and solid growth potential in hospital management firms, HMOs and some medical device manufacturers.

Stock selection in telecommunications services and utilities also benefited the Fund. We felt that the consensus earnings estimates were overly optimistic for a lot of wireless carriers, long-distance providers and emerging wireline carriers. Our greatest emphasis, therefore, was on the regional Bell operating companies, where we thought the earnings forecasts were more favorable and credible. We also had market-weight exposures to a few of the better equipment companies, such as Cisco Systems. In utilities, we had a similarly conservative approach, favoring traditional electric utilities over companies with significant exposure to the deregulated markets.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 16%, the second is Computers 11%, the third Retail 10%, the fourth Banks-United States 8%, and the fifth Oil & gas 8%.]

HEALTH CARE, ENERGY CONTRIBUTE

Three of the holdings that contributed most to performance were in the health-care services segment: Tenet Healthcare, HCA and Trigon Healthcare. As the outlook for conventional growth stocks deteriorated and investors grew more defensive during the period, the stable earnings growth of these companies looked more appealing. Meanwhile, energy was one of the few S&P 500 sectors to finish with a positive return and provided us with winners Royal Dutch Petroleum and Exxon Mobil. These large, well-run, integrated oil companies benefited in an environment of firm energy prices and a desire for quality among energy investors.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 6-30-02." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%. ]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Tenet Healthcare followed by an up arrow with the phrase "Stable earnings growth; solid execution of strategy." The second listing is Tyco International followed by a down arrow with the phrase "Abandoned acquisition strategy, accounting questions." The third listing is AOL Time Warner followed by a down arrow with the phrase "Advertising slump at AOL."]

MEGA-CAPS LOSE

Leading the list of losers was Tyco International, which we sold in the spring. Although a lot of press coverage was given to the problems of former CEO Dennis Kozlowski, we feel that a more serious problem was the company's abrupt scrapping of its longstanding "growth by acquisition" strategy with no coherent replacement strategy waiting in the wings. A number of mega-cap stocks that tend to be sensitive to the growth of the overall economy populated the list of biggest detractors, including IBM, AOL Time Warner, Microsoft and General Electric. As expectations for economic growth came down during the period, so did forecasted earnings growth for these stocks. Although they hurt us on an absolute basis, we carried underweighted positions in the above four companies and so benefited relative to our benchmark.

"This recovery could take a
 while to unfold."

LOOKING AHEAD

Despite the gloom and doom pervading the market near the end of the period, we think it's important to stay focused on the fact that the economy is improving. By the same token, our aim is to stay disciplined and not pay too much for future growth. This recovery could take a while to unfold. Regardless, we'll continue to work at owning a diversified portfolio, based on in-depth research that guides our seasoned stock selection techniques, with the goal of producing strong long-term results.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
June 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                               Class A      Class B      Class C      Class I 1      Index
Inception date                 6-10-91       9-7-95       5-1-98       3-1-02          --
Average annual returns with maximum sales charge (POP)
One year                       -21.20%      -21.77%      -19.24%          --       -17.98%
Five years                       2.26%        2.23%          --           --         3.67%
Ten years                       10.25%          --           --           --        11.42%
Since inception                    --         8.20%       -3.35%       -9.45% 2        --

Cumulative total returns with maximum sales charge (POP)
Six months                     -15.64%      -15.97%      -13.28%          --       -13.15%
One year                       -21.20%      -21.77%      -19.24%          --       -17.98%
Five years                      11.80%       11.67%          --           --        19.73%
Ten years                      165.39%          --           --           --       194.94%
Since inception                    --        71.09%      -13.22%       -9.45%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $29,494 as of June 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, before sales charge, and is equal to $27,936 as of June 30, 2002. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $26,539 as of June 30, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     9-7-95       5-1-98       3-1-02
Without sales charge                $17,109       $8,765       $9,055
With maximum sales charge                --       $8,677           --
Index                               $21,274       $9,407       $8,987

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                        VALUE
COMMON STOCKS 98.59%                                                                               $601,531,211
(Cost $558,602,485)

Aerospace 2.79%                                                                                     $17,011,855
   83,500   Boeing Co. (The)                                                                          3,757,500
   16,100   General Dynamics Corp.                                                                    1,712,235
   50,000   Lockheed Martin Corp.                                                                     3,475,000
   60,000   Raytheon Co.                                                                              2,445,000
   82,800   United Technologies Corp.                                                                 5,622,120

Automobiles/Trucks 1.46%                                                                              8,932,900
   87,000   General Motors Corp.                                                                      4,650,150
   92,600   Lear Corp.*                                                                               4,282,750

Banks -- United States 7.99%                                                                         48,725,763
  175,800   Bank of America Corp.                                                                    12,369,288
  128,900   Charter One Financial, Inc.                                                               4,431,582
  281,700   J.P. Morgan Chase & Co.                                                                   9,555,264
   31,200   M&T Bank Corp.                                                                            2,675,712
   55,000   North Fork Bancorp., Inc.                                                                 2,189,550
   56,000   TCF Financial Corp.                                                                       2,749,600
  110,500   U.S. Bancorp                                                                              2,580,175
  243,200   Wells Fargo & Co.                                                                        12,174,592

Beverages 2.40%                                                                                      14,627,680
  101,400   Anheuser-Busch Cos., Inc.                                                                 5,070,000
  148,500   Pepsi Bottling Group, Inc. (The)                                                          4,573,800
  103,400   PepsiCo, Inc.                                                                             4,983,880

Broker Services 0.62%                                                                                 3,777,525
   51,500   Goldman Sachs Group, Inc. (The)                                                           3,777,525

Chemicals 3.75%                                                                                      22,888,282
  100,200   Air Products & Chemicals, Inc.                                                            5,057,094
  214,900   Dow Chemical Co. (The)                                                                    7,388,262
   82,000   Eastman Chemical Co.                                                                      3,845,800
  115,800   Praxair, Inc.                                                                             6,597,126

Computers 10.76%                                                                                     65,682,715
  189,100   BEA Systems, Inc.*                                                                        1,798,341
   70,000   BISYS Group, Inc. (The)*                                                                  2,331,000
  330,500   BMC Software, Inc.*                                                                       5,486,300
  504,800   Cisco Systems, Inc.*                                                                      7,041,960
  200,000   Dell Computer Corp.*                                                                      5,228,000
   35,000   Electronic Arts, Inc.*                                                                    2,311,750
  310,600   EMC Corp.*                                                                                2,345,030
  284,000   First Data Corp.                                                                         10,564,800
   39,400   International Business Machines Corp.                                                     2,836,800
   58,900   Intuit, Inc.*                                                                             2,928,508
  285,900   Microsoft Corp.*                                                                         15,638,730
  100,100   Network Appliance, Inc.*                                                                  1,245,244
  172,900   Network Associates, Inc.*                                                                 3,331,783
  131,100   VERITAS Software Corp.*                                                                   2,594,469

Cosmetics & Personal Care 0.46%                                                                       2,805,288
   53,700   Avon Products, Inc.                                                                       2,805,288

Diversified Operations 1.12%                                                                          6,826,455
  109,500   Honeywell International, Inc.                                                             3,857,685
   63,300   Textron, Inc.                                                                             2,968,770

Electronics 4.71%                                                                                    28,742,224
   50,300   Analog Devices, Inc.*                                                                     1,493,910
  227,000   Applied Materials, Inc.*                                                                  4,317,540
  320,900   Applied Micro Circuits Corp.*                                                             1,517,857
  352,500   General Electric Co.                                                                     10,240,125
  568,600   Intel Corp.                                                                              10,388,322
   33,100   Texas Instruments, Inc.                                                                     784,470

Finance 5.54%                                                                                        33,802,469
  107,500   American Express Co.                                                                      3,904,400
  407,300   Citigroup, Inc.                                                                          15,782,875
  118,100   MBNA Corp.                                                                                3,905,567
   70,000   Merrill Lynch & Co., Inc.                                                                 2,835,000
  113,900   Morgan Stanley Dean Witter & Co.                                                          4,906,812
   66,500   Washington Mutual, Inc.                                                                   2,467,815

Food 2.53%                                                                                           15,448,865
   80,000   Kellogg Co.                                                                               2,868,800
  143,900   Kraft Foods, Inc. (Class A)                                                               5,892,705
  103,200   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                             6,687,360

Insurance 6.86%                                                                                      41,842,351
   70,000   AFLAC, Inc.                                                                               2,240,000
  177,200   American International Group, Inc.                                                       12,090,356
  168,500   Hartford Financial Services Group, Inc. (The)                                            10,020,695
  150,000   MetLife, Inc.                                                                             4,320,000
  143,000   PMI Group, Inc. (The)                                                                     5,462,600
   70,000   Prudential Financial, Inc.*                                                               2,335,200
  110,000   Radian Group, Inc.                                                                        5,373,500

Manufacturing 1.38%                                                                                   8,412,525
   85,500   Danaher Corp.                                                                             5,672,925
   60,000   Ingersoll-Rand Co. (Class A)                                                              2,739,600

Media 1.29%                                                                                           7,898,575
   70,000   Clear Channel Communications, Inc.*                                                       2,241,400
  127,500   Viacom, Inc. (Class B)*                                                                   5,657,175

Medical 15.56%                                                                                       94,935,169
  166,400   Abbott Laboratories                                                                       6,264,960
   78,100   Anthem, Inc.*                                                                             5,270,188
  100,000   DaVita, Inc.*                                                                             2,380,000
  200,100   HCA, Inc.                                                                                 9,504,750
  106,800   Johnson & Johnson                                                                         5,581,368
  110,000   King Pharmaceuticals, Inc.*                                                               2,447,500
   71,400   Lilly (Eli) & Co.                                                                         4,026,960
   46,200   Medtronic, Inc.                                                                           1,979,670
  577,500   Pfizer, Inc.                                                                             20,212,500
  174,900   Pharmacia Corp.                                                                           6,550,005
   69,800   St. Jude Medical, Inc.*                                                                   5,154,730
  176,800   Tenet Healthcare Corp.*                                                                  12,650,040
   40,000   Triad Hospitals, Inc.*                                                                    1,695,200
   34,100   Trigon Healthcare, Inc.*                                                                  3,429,778
  152,100   Wyeth                                                                                     7,787,520

Metal 0.37%                                                                                           2,237,625
   67,500   Alcoa, Inc.                                                                               2,237,625

Mortgage Banking 1.65%                                                                               10,096,375
  136,900   Fannie Mae                                                                               10,096,375

Office 0.75%                                                                                          4,555,650
   72,600   Avery Dennison Corp.                                                                      4,555,650

Oil & Gas 7.79%                                                                                      47,554,795
   47,700   Baker Hughes, Inc.                                                                        1,587,933
  123,600   BP Plc (ADR) (United Kingdom)                                                             6,240,564
  114,500   ChevronTexaco Corp.                                                                      10,133,250
  457,300   Exxon Mobil Corp.                                                                        18,712,716
  127,800   Halliburton Co.                                                                           2,037,132
  160,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                             8,843,200

Paper & Related Products 0.30%                                                                        1,843,500
   75,000   Georgia-Pacific Corp.                                                                     1,843,500

Retail 9.62%                                                                                         58,676,610
   30,100   AutoZone, Inc.*                                                                           2,326,730
   60,900   Bed Bath & Beyond, Inc.*                                                                  2,298,366
   66,700   Family Dollar Stores, Inc.                                                                2,351,175
  209,300   Home Depot, Inc. (The)                                                                    7,687,589
  127,000   Kohl's Corp.*                                                                             8,900,160
  235,100   Lowe's Cos., Inc.                                                                        10,673,540
   89,200   Penney (J. C.) Co., Inc.                                                                  1,964,184
   73,200   RadioShack Corp.                                                                          2,200,392
  101,600   Target Corp.                                                                              3,870,960
  207,000   TJX Cos., Inc.                                                                            4,059,270
  224,400   Wal-Mart Stores, Inc.                                                                    12,344,244

Soap & Cleaning Preparations 1.75%                                                                   10,671,350
  119,500   Procter & Gamble Co. (The)                                                               10,671,350

Telecommunications 2.76%                                                                             16,809,775
  138,200   BellSouth Corp.                                                                           4,353,300
   60,000   Harris Corp.                                                                              2,174,400
  256,500   Scientific-Atlanta, Inc.                                                                  4,219,425
  151,000   Verizon Communications, Inc.                                                              6,062,650

Tobacco 1.44%                                                                                         8,784,048
  201,100   Philip Morris Cos., Inc.                                                                  8,784,048

Utilities 2.94%                                                                                      17,940,842
   57,400   Dominion Resources, Inc.                                                                  3,799,880
  108,000   Entergy Corp.                                                                             4,583,520
  169,100   NiSource, Inc.                                                                            3,691,453
   28,400   Progress Energy, Inc.                                                                     1,477,084
   93,500   Sempra Energy                                                                             2,069,155
   45,000   TXU Corp.                                                                                 2,319,750

                                                                         INTEREST   PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                       RATE       (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 5.30%                                                                        $32,350,122
(Cost $32,350,122)

Joint Repurchase Agreement 1.06%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 06-28-02 due 07-01-02
(Secured by U.S. Treasury Inflation Indexed Bonds 3.875%
due 04-15-29 and 3.375% due 04-15-32, and U.S. Treasury
Inflation Indexed Notes 3.625% thru 3.875% due 07-15-02
thru 01-15-09)                                                            1.92%      $6,454           6,454,000

                                                                                     NUMBER OF
                                                                                     SHARES
Cash Equivalents 4.24%
AIM Cash Investment Trust**                                                          25,896,122      25,896,122

TOTAL INVESTMENTS 103.89%                                                                          $633,881,333

OTHER ASSETS AND LIABILITIES, NET (3.89%)                                                          ($23,726,165)

TOTAL NET ASSETS 100.00%                                                                           $610,155,168


Notes to Schedule of Investments

 * Non-income producing security.

** Represents investment of security lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $590,952,607)                         $633,881,333
Receivable for investments sold                                     3,101,407
Receivable for shares sold                                              9,975
Dividends and interest receivable                                     528,315
Other assets                                                           29,737

Total assets                                                      637,550,767

LIABILITIES
Due to custodian                                                        7,254
Payable for shares repurchased                                        662,326
Payable for securities on loan                                     25,896,122
Payable to affiliates                                                 701,594
Other payables and accrued expenses                                   128,303

Total liabilities                                                  27,395,599

NET ASSETS
Capital paid-in                                                   694,525,779
Accumulated net realized loss on investments                     (125,551,500)
Net unrealized appreciation of investments                         42,928,726
Accumulated net investment loss                                    (1,747,837)

Net assets                                                       $610,155,168

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($238,585,155 [DIV] 10,098,419 shares)                         $23.63
Class B ($339,485,511 [DIV] 14,926,338 shares)                         $22.74
Class C ($30,180,428 [DIV] 1,327,428 shares)                           $22.74
Class I ($1,904,074 [DIV] 80,394 shares)                               $23.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($23.63 [DIV] 95%)                                           $24.87
Class C ($22.74 [DIV] 99%)                                             $22.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $43,180)            $4,221,914
Interest                                                               57,796
Securities lending income                                              43,520

Total investment income                                             4,323,230

EXPENSES
Investment management fee                                           2,346,612
Class A distribution and service fee                                  362,921
Class B distribution and service fee                                1,770,033
Class C distribution and service fee                                  147,820
Class A, B and C transfer agent fee                                 1,218,224
Class I transfer agent fee                                                 62
Accounting and legal services fee                                      66,237
Custodian fee                                                          48,212
Registration and filing fee                                            26,745
Printing                                                               22,126
Miscellaneous                                                          20,062
Trustees' fee                                                          18,745
Auditing fee                                                            9,978
Legal fee                                                               4,533

Total expenses                                                      6,062,310

Net investment loss                                                (1,739,080)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (16,245,964)
Change in net unrealized appreciation
  (depreciation) of investments                                   (57,058,636)

Net realized and unrealized loss                                  (73,304,600)

Decrease in net assets from operations                           ($75,043,680)

1 Semiannual period from 1-1-02 through 6-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                                         YEAR              PERIOD
                                                                        ENDED               ENDED
                                                                     12-31-01             6-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                               ($4,104,456)        ($1,739,080)

Net realized loss                                                 (95,427,871)        (16,245,964)
Change in net unrealized
  appreciation (depreciation)                                       3,840,862         (57,058,636)

Decrease in net assets resulting
  from operations                                                 (95,691,465)        (75,043,680)

Distributions to shareholders
From net realized gain
Class A                                                              (116,099)                 --
Class B                                                              (177,732)                 --
Class C                                                               (14,036)                 --
                                                                     (307,867)                 --

From fund share transactions                                     (144,863,026)         22,433,953

NET ASSETS
Beginning of period                                               903,627,253         662,764,895

End of period 2                                                  $662,764,895        $610,155,168

1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.

2 Includes distributions in excess of net investment income of $8,757 and $1,747,837, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01     6-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.42      $23.93      $30.14      $33.21      $29.87      $26.61
Net investment income (loss)2                             0.10        0.05       (0.02)      (0.06)      (0.03)      (0.02)
Net realized and unrealized
  gain (loss) on investments                              5.55        6.81        3.72       (2.49)      (3.22)      (2.96)
Total from
  investment operations                                   5.65        6.86        3.70       (2.55)      (3.25)      (2.98)
Less distributions
From net investment income                               (0.04)         --          --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)         --
In excess of net realized gain                              --          --          --       (0.37)         --          --
                                                         (1.14)      (0.65)      (0.63)      (0.79)      (0.01)         --
Net asset value,
  end of period                                         $23.93      $30.14      $33.21      $29.87      $26.61      $23.63
Total return 3 (%)                                       29.19 4     28.84       12.37       (7.75)     (10.87)     (11.20) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $92        $201        $394        $373        $255        $239
Ratio of expenses to
  average net assets (%)                                  1.42        1.39        1.37        1.41        1.47        1.51 6
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.44          --          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                                          0.45        0.17       (0.06)      (0.19)      (0.12)      (0.13)6
Portfolio turnover (%)                                      62          50          98          82          76          45 8



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01     6-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.41      $23.80      $29.75      $32.54      $29.06      $25.71
Net investment loss 2                                    (0.06)      (0.14)      (0.24)      (0.27)      (0.22)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              5.56        6.74        3.66       (2.42)      (3.12)      (2.87)
Total from
  investment operations                                   5.50        6.60        3.42       (2.69)      (3.34)      (2.97)
Less distributions
From net investment income                               (0.01)         --          --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)         --
In excess of net realized gain                              --          --          --       (0.37)         --          --
                                                         (1.11)      (0.65)      (0.63)      (0.79)      (0.01)         --
Net asset value,
  end of period                                         $23.80      $29.75      $32.54      $29.06      $25.71      $22.74
Total return 3 (%)                                       28.39 4     27.90       11.59       (8.35)     (11.49)     (11.55) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $135        $347        $664        $499        $377        $339
Ratio of expenses to
  average net assets (%)                                  2.12        2.09        2.07        2.07        2.17        2.21 6
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.14          --          --          --          --          --
Ratio of net investment
  loss to average
  net assets (%)                                         (0.25)      (0.53)      (0.77)      (0.86)      (0.82)      (0.83)6
Portfolio turnover (%)                                      62          50          98          82          76          45 8



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 9  12-31-99    12-31-00    12-31-01     6-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $27.81      $29.75      $32.54      $29.05      $25.70
Net investment loss 2                                    (0.09)      (0.25)      (0.28)      (0.22)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              2.68        3.67       (2.42)      (3.12)      (2.86)
Total from
   investment operations                                  2.59        3.42       (2.70)      (3.34)      (2.96)
Less distributions
From net realized gain                                   (0.65)      (0.63)      (0.42)      (0.01)         --
In excess of net realized gain                              --          --       (0.37)         --          --
                                                         (0.65)      (0.63)      (0.79)      (0.01)         --
Net asset value,
  end of period                                         $29.75      $32.54      $29.05      $25.70      $22.74
Total return 3 (%)                                        9.46 5     11.59       (8.38)     (11.49)     (11.52) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7         $30         $32         $30         $30
Ratio of expenses to
  average net assets (%)                                  2.12 6      2.08        2.11        2.17        2.21 6
Ratio of net investment
  loss to average net assets (%)                         (0.53) 6    (0.80)      (0.89)      (0.82)      (0.83)6
Portfolio turnover (%)                                      50          98          82          76          45 8



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           6-30-02 1,9
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $26.15
Net investment income 2                                   0.02
Net realized and unrealized
  loss on investments                                    (2.49)
Total from
  investment operations                                  (2.47)
Net asset value,
  end of period                                         $23.68
Total return 3 (%)                                       (9.45) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2
Ratio of expenses to
  average net assets (%)                                  0.86 6
Ratio of net investment income
  to average net assets (%)                               0.29 6
Portfolio turnover (%)                                      45 8

1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
2 Based on the average of the shares outstanding.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total return would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.
7 Does not take into consideration expense reductions during the period shown.
8 Excludes merger activity.
9 Class C and Class I shares began operations on 5-1-98 and 3-1-02, respectively.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2002, the Fund loaned securities having a market value of $25,388,355 collateralized by cash of $25,896,122. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $98,763,630 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires December 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). JHLICo is the Adviser's indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2002, JH Funds received net up-front sales charges of $196,170 with regard to sales of Class A shares. Of this amount, $22,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $118,046 was paid as sales commissions to unrelated broker-dealers and $55,248 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the period ended June 30, 2002, JH Funds received net up-front sales charges of $23,231 with regard to sales of Class C shares. Of this amount, $21,785 was paid as sales commissions to unrelated broker-dealers and $1,446 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2002, CDSCs received by JH Funds amounted to $530,001 for Class B shares and $2,878 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net assets. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 12-31-01          PERIOD ENDED 6-30-02 1
                               SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        3,184,828     $89,249,931       958,532     $24,736,779
Distributions reinvested        3,567         102,700            --              --
Issued in reorganization           --              --     1,241,263      30,389,969
Repurchased                (6,083,979)   (170,783,705)   (1,691,332)    (43,186,225)
Net increase (decrease)    (2,895,584)   ($81,431,074)      508,463     $11,940,523

CLASS B SHARES
Sold                        1,932,483     $51,837,146     1,022,443     $25,597,673
Distributions reinvested        5,758         146,614            --              --
Issued in reorganization           --              --     1,479,761      34,894,693
Repurchased                (4,439,490)   (117,896,331)   (2,242,710)    (55,283,502)
Net increase (decrease)    (2,501,249)   ($65,912,571)      259,494      $5,208,864

CLASS C SHARES
Sold                          435,126     $11,609,714       122,145      $3,061,995
Distributions reinvested          441          11,242            --              --
Issued in reorganization           --              --       195,783       4,614,904
Repurchased                  (341,238)     (9,140,337)     (176,556)     (4,364,717)
Net increase                   94,329      $2,480,619       141,372      $3,312,182

CLASS I SHARES 2
Sold                               --              --           792         $19,292
Issued in reorganization           --              --        80,665       1,979,100
Repurchased                        --              --        (1,063)        (26,008)
Net increase                       --              --        80,394      $1,972,384

NET INCREASE (DECREASE)    (5,302,504)  ($144,863,026)      989,723     $22,433,953

1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.

2 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2002, aggregated $296,429,509 and $282,252,305, respectively.

The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $591,182,354. Gross unrealized appreciation and depreciation of investments aggregated $80,632,720 and $37,933,741, respectively, resulting in net unrealized appreciation of $42,698,979. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reorganization

On May 29, 2002, the shareholders of the John Hancock Core Growth Fund ("Core Growth Fund") and John Hancock Core Value Fund ("Core Value Fund") (collectively, the "Acquired Funds") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Acquired Funds in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 1,241,263 Class A shares, 1,479,761 Class B shares, 195,783 Class C shares and 80,665 Class I shares of the Fund for the net assets of the Acquired Funds, which amounted to $30,389,969, $34,894,693, $4,614,904 and $1,979,100
for Class A, Class B, Class C and Class I shares, respectively, including $505,003 of unrealized appreciation, after the close of business on June 7, 2002.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Equity Fund.

250SA  6/02
       8/02






John Hancock
U.S. Global
Leaders
Growth Fund

ANNUAL
REPORT

6.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

Trustees & officers
page 25

For your information
page 29


Dear Fellow Shareholders,

The first half of 2002 has been an extremely difficult period for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first six months of 2002, the broad Standard & Poor's 500 Index is down 13%, the Dow Jones Industrial Average is off 7% and the technology-laden Nasdaq Composite Index has fallen 25%. Investors in equity mutual funds have been unable to escape the market's descent, as 89% of all U.S. diversified equity funds have produced negative results in the first six months of 2002, according to Lipper, Inc., and the average equity fund has lost 11.67%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primar-
ily in the stocks of
what the man-
agers consider
"U.S. Global
Leaders."

Over the last twelve months

* Stocks generally fell as declining profits, terrorist fears and corporate malfeasance weakened investor confidence.

* The Fund outperformed the average large-cap growth fund by a wide margin.

* Consumer stocks were the top contributors to Fund performance, while pharmaceutical stocks struggled.


[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the year ended June 30, 2002." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -3.80% total return for Class A. The second bar represents the -6.97%* total return for Class B. The third bar represents the -6.97%* total return for Class C. The fourth bar represents the -6.86%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception May 20, 2002 through June 30, 2002."]


Top 10 holdings

 6.4%   American International Group
 6.4%   Home Depot
 6.3%   Pfizer
 5.9%   Wal-Mart Stores
 4.8%   State Street Corp.
 4.8%   McDonald's
 4.7%   Staples
 4.7%   Coca-Cola
 4.5%   United Parcel Service, Inc. (Class B)
 4.5%   Tiffany & Co.

As a percentage of net assets on June 30, 2002.



MANAGERS'
REPORT

BY GEORGE M. YEAGER AND GEORGE P. FRAISE, PORTFOLIO MANAGERS

John Hancock
U.S. Global Leaders Growth Fund

The U.S. stock market faced a series of challenges during the past year. The economy experienced its first (albeit mild) recession in more than a decade, and the nascent recovery is off to a sluggish start, providing little relief for shrinking corporate profit margins. Evidence of accounting improprieties and other corporate malfeasance, along with several high-profile bankruptcy filings, damaged investor confidence. The horrific events of September 11, subsequent fears of additional terrorist attacks and escalating tensions in the Middle East put additional downward pressure on the markets. The end result -- double-digit declines for the major large-cap stock indexes.

"The U.S. stock market
 faced a series of
 challenges during
 the past year."

FUND PERFORMANCE

For the year ended June 30, 2002, the John Hancock U.S. Global Leaders Growth Fund's Class A posted total returns of -3.80% at net asset value. The Fund comfortably outperformed the -25.53% return of the average large-cap growth fund, according to Lipper, Inc.1 Class B, Class C and Class I shares, which were launched on May 20, 2002, returned -6.97%, -6.97% and -6.86%, respectively, at net asset value from inception through June 30, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's strong relative performance reflects the success of our fundamental approach -- a concentrated portfolio of industry leaders with global reach and sustainable earnings growth. These companies are less affected by economic downturns because they provide recurring services or produce goods that are consumed and must be replaced regularly.

[Photos of George Yeager and George Fraise flush right next to first paragraph.]

CONSUMER STOCKS STAND OUT

The best-performing stocks in the portfolio over the past year had two key characteristics in common. The first is that they were largely consumer-oriented stocks with strong brand names or franchises. Through slowdown and recovery, the one consistent force in the U.S. economy has been consumer spending. Fund holdings benefiting from this trend included soft-drink maker Coca-Cola, office-supply chain Staples and discount retailer Wal-Mart Stores.

The other shared characteristic was that they earned a substantial portion of their revenues in foreign markets. In recent years, the strong dollar and weak overseas economies hurt multinational businesses, but these obstacles began to diminish in 2002. Fund holdings gaining the most from these developments include Coca-Cola, personal-products maker Gillette, fast-food chain McDonald's and Starbucks.

"The Fund's strong relative
 performance reflects the
 success of our fundamen-
 tal approach..."

PHARMACEUTICALS STRUGGLE

Pharmaceutical stocks were among the laggards in the Fund's portfolio. These stocks are considered defensive and usually hold up well during a downturn, but they have fallen significantly in recent months. Investors have been concerned about expiring patents on profitable drugs, leading to competition from generic drug makers. In addition, several companies have experienced FDA approval delays for some of their products.

However, the Fund's pharmaceutical holdings -- Merck, Pfizer, Abbott Labs, as well as Johnson & Johnson, a diversified health products company -- have strong pipelines (i.e., drugs in development) and diversified businesses. We view their recent decline as a buying opportunity.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 31%, the second is Medical 19%, the third Insurance 11%, the fourth Cosmetics & personal care 9% and the fifth Banks-U.S. 5%.]

PORTFOLIO CHANGES: NEW GLOBAL LEADERS

One of the basic tenets of our management approach is patience. We buy great businesses and hold onto them for long periods of time. As a result, we make few changes to the portfolio's holdings. Over the past year, we replaced two Fund holdings with better alternatives.

We bought United Parcel Service as a replacement for FedEx, which we sold in 2000. We realized that UPS, by leveraging its strengths in ground shipments and logistics, had surpassed FedEx as the leading global shipping company. We added UPS to the portfolio shortly after the company received a key route award in China, putting UPS on even footing with FedEx in Asia.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-02." The chart is divided into two sections (from top to left): Common stocks 95% and Short-term investments & other 5%.]

We also purchased Marsh & McLennan and eliminated our position in American Express. Marsh & McLennan is the world's leading international insurance broker, which means it receives commissions for selling insurance but is not at risk to pay claims. With regard to American Express, we sold the stock simply because we felt there were better places to invest, especially since the Fund already owned superior financial and travel services companies.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Wrigley followed by an up arrow with the phrase "Chewing gum maker with strong brand name." The second listing is United Parcel Service followed by an up arrow with the phrase "Taking market share in air shipping." The third listing is Home Depot followed by a down arrow with the phrase "Concern about slower sales and revenue growth."]

OUTLOOK

Mark Twain observed, "History doesn't repeat itself, but it rhymes." This quote is apt given the similarities between the current investment environment and the market in 1970. The first seven years of the 1960s were notable for unprecedented post-World War II economic prosperity, low inflation, low interest rates and a rising stock market. This healthy situation deteriorated into a speculative market frenzy in 1968, followed by the mild recession of 1969-70. The parallels to the past decade are striking.

"If history continues to
 rhyme, we expect the kind
 of stocks that the Fund
 owns...to lead the market's
 next upward move."

The turning point occurred in May 1970, which marked the beginning of a strong market advance paced by stocks that successfully grew their earnings during the downturn. In contrast, the profits of most other companies declined and many former speculative favorites went bankrupt. If history continues to rhyme, we expect the kind of stocks that the Fund owns -- companies that grew their earnings over the past year while the broader market experienced declining profits -- to lead the market's next upward move. Importantly, we also believe that these companies are undervalued when they should be commanding a higher P/E multiple than the market.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
June 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.


                              Class A 1    Class B      Class C      Class I 2      Index
Inception date                9-29-95      5-20-02      5-20-02      5-20-02           --

Average annual returns with maximum sales charge (POP)
One year                        -8.60%          --           --           --           --
Five years                       6.98%          --           --           --           --
Since inception                 13.18%       -6.97% 3     -8.82% 3     -6.86% 3        --

Cumulative total returns with maximum sales charge (POP)
One year                        -8.60%          --           --           --           --
Five years                      40.12%          --           --           --           --
Since inception                130.69%       -6.97%       -8.82%       -6.86%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Effective May 17, 2002, shareholders of the former U.S. Global Leaders
  Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

2 For certain types of investors, as described in the Fund's prospectus for Class I shares.

3 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, before sales charge, and is equal to $24,292 as of June 30, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Growth Fund, after sales charge, and is equal to $23,069 as of June 30, 2002. The third line represents the Index and is equal to $18,821 as of June 30, 2002.

                                    Class B      Class C      Class I 1
Period beginning                    5-20-02      5-20-02      5-20-02
Without sales charge                 $9,303       $9,303       $9,314
With maximum sales charge            $8,837       $9,117           --
Index                                $9,288       $9,288       $9,288

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2002

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                      VALUE
COMMON STOCKS 95.27%                                                                           $165,362,554
(Cost $143,729,880)

Banks -- United States 4.79%                                                                     $8,318,670
186,100   State Street Corp.                                                                      8,318,670

Beverages 4.66%                                                                                   8,092,000
144,500   Coca-Cola Co. (The)                                                                     8,092,000

Computers 3.96%                                                                                   6,872,190
157,800   Automatic Data Processing, Inc.                                                         6,872,190

Cosmetics & Personal Care 8.89%                                                                  15,426,855
153,400   Colgate-Palmolive Co.                                                                   7,677,670
228,792   Gillette Co. (The)                                                                      7,749,185

Food 4.44%                                                                                        7,710,255
139,300   Wrigley (Wm.) Jr. Co.                                                                   7,710,255

Insurance 10.83%                                                                                 18,792,959
164,012   American International Group, Inc.                                                     11,190,539
 78,700   Marsh & McLennan Cos., Inc.                                                             7,602,420

Leisure 3.88%                                                                                     6,738,655
177,100   Marriott International, Inc. (Class A)                                                  6,738,655

Medical 18.63%                                                                                   32,328,163
190,500   Abbott Laboratories                                                                     7,172,325
138,900   Johnson & Johnson                                                                       7,258,914
136,600   Merck & Co., Inc.                                                                       6,917,424
313,700   Pfizer, Inc.                                                                           10,979,500

Retail  21.50%                                                                                   37,320,455
302,000   Home Depot, Inc. (The)                                                                 11,092,460
415,825   Staples, Inc.*                                                                          8,191,752
221,070   Tiffany & Co.                                                                           7,781,664
186,413   Wal-Mart Stores, Inc.                                                                  10,254,579

Retail Restaurants 9.17%                                                                         15,920,102
290,800   McDonald's Corp.                                                                        8,273,260
307,720   Starbucks Corp.*                                                                        7,646,842

Transportation 4.52%                                                                              7,842,250
127,000   United Parcel Service, Inc. (Class B)                                                   7,842,250

                                                            INTEREST           PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                              RATE       (000s OMITTED)             VALUE
SHORT-TERM INVESTMENTS 6.06%                                                                    $10,514,000
(Cost $10,514,000)

Joint Repurchase Agreement 6.06%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 06-28-02 due 07-01-02
(Secured by U.S. Treasury Inflation Indexed Bonds 3.875%
due 04-15-29 and 3.375% due 04-15-32 and U.S. Treasury
Inflation Indexed Notes 3.625% thru 3.875% due 07-15-02
thru 01-15-09)                                                 1.92%             $10,514         10,514,000

TOTAL INVESTMENTS 101.33%                                                                      $175,876,554

OTHER ASSETS AND LIABILITIES, NET (1.33%)                                                       ($2,302,597)

TOTAL NET ASSETS 100.00%                                                                       $173,573,957


* Non-income producing security.

  The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $154,243,880)                         $175,876,554
Cash                                                                      945
Receivable for shares sold                                          3,857,803
Dividends and interest receivable                                     132,297

Total assets                                                      179,867,599

LIABILITIES
Payable for investments purchased                                   6,012,278
Payable for shares repurchased                                        144,113
Payable to affiliates                                                 104,206
Other payables and accrued expenses                                    33,045

Total liabilities                                                   6,293,642

NET ASSETS
Capital paid-in                                                   159,361,794
Accumulated net realized loss on investments                       (7,420,511)
Net unrealized appreciation of investments                         21,632,674

Net assets                                                       $173,573,957

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($150,112,117 [DIV] 6,246,942 shares)                          $24.03
Class B ($12,296,910 [DIV] 512,087 shares)                             $24.01
Class C ($5,937,648 [DIV] 247,305 shares)                              $24.01
Class I ($5,227,282 [DIV] 217,447 shares)                              $24.04

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($24.03 [DIV] 95%)                                           $25.29
Class C ($24.01 [DIV] 99%)                                             $24.25

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
June 30, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                            $899,482
Interest                                                               71,905

Total investment income                                               971,387

EXPENSES
Investment management fee                                             933,222
Class A distribution and service fee                                   40,095
Class B distribution and service fee                                    6,572
Class C distribution and service fee                                    2,995
Class A, Class B and Class C transfer agent fee                        66,386
Transfer agent fee Class I                                                295
Administration expense                                                134,845
Custodian fee                                                          60,426
Registration and filing fee                                            36,960
Printing                                                               25,082
Auditing fee                                                           21,023
Trustees' fee                                                          16,288
Miscellaneous                                                           8,055
Accounting and legal services fee                                       3,723
Legal fee                                                               2,665

Total expenses                                                      1,358,632
Less expense reductions                                               (32,515)

Net expenses                                                        1,326,117

Net investment loss                                                  (354,730)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (651,190)
Change in net unrealized appreciation (depreciation)
  of investments                                                   (6,483,827)

Net realized and unrealized loss                                   (7,135,017)

Decrease in net assets from operations                            ($7,489,747)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   6-30-01          6-30-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($456,664)       ($354,730)

Net realized loss                               (1,552,209)        (651,190)
Net unrealized appreciation
  reclassified on investments
  redeemed-in-kind                                  39,696               --
Change in net unrealized
  appreciation (depreciation)                   (2,735,150)      (6,483,827)

Decrease in net assets resulting
  from operations                               (4,704,327)      (7,489,747)

From fund share transactions                    (1,044,554)      99,899,138

NET ASSETS
Beginning of period                             86,913,447       81,164,566

End of period                                  $81,164,566     $173,573,957

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           6-30-98     6-30-99     6-30-00     6-30-01     6-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $16.29      $22.35      $25.65      $26.37      $24.98
Net investment loss 2                                    (0.07)      (0.13)      (0.07)      (0.14)      (0.09)
Net realized and unrealized gain (loss)
  on investments                                          6.13        3.43        0.79       (1.25)      (0.86)
Total from investment operations                          6.06        3.30        0.72       (1.39)      (0.95)
Net asset value, end of period                          $22.35      $25.65      $26.37      $24.98      $24.03
Total return 3 (%)                                      37.204       14.77        2.81       (5.27)      (3.80) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $89        $129         $87         $81        $150
Ratio of expenses to average net assets (%)               1.42        1.31        1.31        1.38        1.37
Ratio of adjusted expenses to average
  net assets 5 (%)                                        1.43          --          --          --        1.40
Ratio of net investment loss to
  average net assets (%)                                 (0.66)      (0.66)      (0.23)      (0.54)      (0.36)
Portfolio turnover (%)                                       4          14          25           3           3

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           6-30-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $25.81
Net investment loss 2                                    (0.02)
Net realized and unrealized loss
  on investments                                         (1.78)
Total from investment operations                         (1.80)
Net asset value, end of period                          $24.01
Total return 3,4 (%)                                     (6.97)7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $12
Ratio of expenses to average net assets (%)               2.13 8
Ratio of adjusted expenses to average
  net assets 5 (%)                                        2.39 8
Ratio of net investment loss to
  average net assets (%)                                 (0.93) 8
Portfolio turnover (%)                                       3

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           6-30-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $25.81
Net investment loss 2                                    (0.02)
Net realized and unrealized loss
  on investments                                         (1.78)
Total from investment operations                         (1.80)
Net asset value, end of period                          $24.01
Total return 3,4 (%)                                     (6.97) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               2.12 8
Ratio of adjusted expenses to average
  net assets 5 (%)                                        2.38 8
Ratio of net investment loss to
  average net assets (%)                                 (0.96) 8
Portfolio turnover (%)                                       3

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           6-30-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $25.81
Net investment income 2                                   0.01
Net realized and unrealized loss
  on investments                                         (1.78)
Total from investment operations                         (1.77)
Net asset value, end of period                          $24.04
Total return 3,4 (%)                                     (6.86) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $5
Ratio of expenses to average net assets (%)               0.91 8
Ratio of adjusted expenses to average
  net assets 5 (%)                                        1.17 8
Ratio of net investment income to
  average net assets (%)                                  0.21 8
Portfolio turnover (%)                                       3

1 Effective May 17, 2002, shareholders of the former U.S. Global Leaders
  Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund.
  Additionally, the accounting and performance history of the former U.S.
  Global Leaders Growth Fund was redesignated as that of Class A of John
  Hancock U.S. Global Leaders Growth Fund.
2 Based on the average of the shares outstanding.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not take into consideration expense reductions during the periods shown.
6 Class B, Class C and Class I shares began operations on 5-20-02.
7 Not annualized.
8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The Trustees authorized the issuance of Class B, Class C and Class I shares effective May 20, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. The Fund is the accounting and performance successor to U.S. Global Leaders Growth Fund, a series of Professionally Managed Portfolios, a Massachusetts business trust ("former U.S. Global Leaders Growth Fund"). On May 20, 2002, the Fund acquired substantially all the assets and assumed the liabilities of the former U.S. Global Leaders Growth Fund, pursuant to an agreement and plan of reorganization, in exchange for Class A shares of the Fund.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended June 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,367,102 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: June 30, 2006 -- $524,262, June 30, 2007 -- $1,563,910, June 30, 2008 -- $3,019,154,
June 30, 2009 -- $1,608,586 and June 30, 2010 -- $651,190.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Yeager, Wood & Marshall, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fees, to 0.86% of the Fund's average daily net assets, at least until May 17, 2004. Accordingly, the expense reduction for the Fund amounted to $32,515 for the year ended June 30, 2002. In addition, the Adviser has agreed to limit the Class A expenses to 1.37% of the Class A average daily net assets, at least until May 17, 2004. There were no Class A-specific expense reductions during the year ended June 30, 2002. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended June 30, 2002, JH Funds received net up-front sales charges of $251,520 with regard to sales of Class A shares. Of this amount, $38,529 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $203,715 was paid as sales commissions to unrelated broker-dealers and $9,276 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended June 30, 2002, JH Funds received net up-front sales charges of $50,084 with regard to sales of Class C shares. Of this amount, $49,753 was paid as sales commissions to unrelated broker-dealers and $331 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended June 30, 2002, CDSCs received by JH Funds amounted to $169 for Class B shares and none for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net assets. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses. The Adviser has agreed to limit the transfer agent fees to 0.26% of average daily net assets attributable to Class A, Class B and Class C, at least until May 17, 2004. There were no transfer agent fee reductions during the year ended June 30, 2002.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund, for a fee at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a yearly basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 12-31-01          PERIOD ENDED 6-30-02 1
                               SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                          384,717      $9,952,842     3,836,080     $96,765,773
Repurchased                  (431,808)    (10,997,396)     (838,126)    (21,263,282)
Net increase (decrease)       (47,091)    ($1,044,554)    2,997,954     $75,502,491

CLASS B SHARES 1
Sold                               --              --       515,517     $12,762,174
Repurchased                        --              --        (3,430)        (82,734)
Net increase                       --              --       512,087     $12,679,440

CLASS C SHARES 1
Sold                               --              --       249,119      $6,148,614
Repurchased                        --              --        (1,814)        (43,714)
Net increase                       --              --       247,305      $6,104,900

CLASS I SHARES 1
Sold                               --              --       217,447      $5,612,307
Net increase                       --              --       217,447      $5,612,307

NET INCREASE (DECREASE)       (47,091)    ($1,044,554)    3,974,793     $99,899,138

1 Class B, Class C and Class I shares began operations on 5-20-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2002, aggregated $95,595,950 and $2,769,957, respectively.

The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $154,297,289. Gross unrealized appreciation and depreciation of investments aggregated $24,609,849 and $3,030,584, respectively, resulting in net unrealized appreciation of $21,579,265. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended June 30, 2002, the Fund reclassified amounts to reflect a decrease in undistributed accumulated net investment income loss of $354,730 and a decrease in capital paid-in of $354,730. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of June 30, 2002. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which had no impact on the net asset value of the Fund, are primarily attributable to the tax deferral of losses on wash sales. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Acquisition

On May 20, 2002, the Fund acquired substantially all of the assets and liabilities of the former U.S. Global Leaders Growth Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,905,742 Class A shares of the Fund for the net assets of the former U.S. Global Leaders Growth Fund, which amounted to $128,187,039, including $33,534,224 of unrealized appreciation, after the close of business on May 17, 2002. Accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock U.S. Global Leaders Growth Fund of
John Hancock Capital Series,

We have audited the accompanying statement of assets and liabilities of the John Hancock U.S. Global Leaders Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock U.S. Global Leaders Growth Fund of the John Hancock Capital Series at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
August 5, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended June 30, 2002.

With respect to the Fund's ordinary taxable income for the fiscal year ended June 30, 2002, no distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2002                30
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         2002                30
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2002                30
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            2002                30
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                2002                30
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               2002                30
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore 2, Born: 1939                                                                 2002                36
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                           2002                36
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John W. Pratt, Born: 1931                                                                   2002                30
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2002                58
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2002                58
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2002
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2002
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2002
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2002
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

SUBADVISER
Yeager, Wood & Marshall, Inc.
630 Fifth Avenue, Suite 2900
New York, New York 10111


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Growth Fund.

2600A  6/02
       8/02